                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 3, 2006
                                                         ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-51584                04-3510455
      --------                      --------               ----------
(State or other jurisdiction of    (Commission            (IRS Employer
         incorporation)            File Number)           Identification No.)

      24 North Street, Pittsfield, Massachusetts           01201
      ------------------------------------------           ------
      (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.
            ------------

      On November 3, 2006, Berkshire Hills Bancorp, Inc., the holding company for Berkshire Bank, announced that its wholly-owned subsidiary, Berkshire Insurance Group, Inc., had completed its acquisition of five insurance agencies on October 31, 2006. A copy of the press release announcing the completion of the acquisitions is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell Company Transactions: Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated November 3, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BERKSHIRE HILLS BANCORP, INC.


Dated: November 3, 2006                 By: /s/ Wayne F. Patenaude
                                            ------------------------------------
                                            Wayne F. Patenaude
                                            Senior Vice President and
                                                Chief Financial Officer